                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                        CARNIVAL CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

M I C K Y  A R I S O N
CHAIRMAN OF THE BOARD
CHIEF EXECUTIVE OFFICER

To our Shareholders:

I am pleased to invite you to attend the Annual Meeting of shareholders of Carnival Corporation to be held at The Biltmore Hotel, 1200 Anastasia Avenue, Coral Gables, Florida at 11:00 A.M. on Tuesday, April 17, 2001. Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

If you are unable to attend the meeting in person, you may listen to audio highlights, which will be available, either live or on a delayed basis, for one week after the meeting at our website at www.carnivalcorp.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible.

Thank you for your ongoing support of and continued interest in Carnival Corporation.

                                      Sincerely,

                                      /s/ Micky Arison

        CARNIVAL PLACE, 3655 N.W. 87TH AVENUE, MIAMI, FLORIDA 33178-2428

                      2001 ANNUAL MEETING OF SHAREHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................      1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
ANNUAL MEETING..............................................      2
    WHY AM I RECEIVING THESE MATERIALS?.....................      2
    WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?.......      2
    WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?.........      2
    WHAT IS THE COMPANY'S VOTING RECOMMENDATION?............      2
    WHAT SHARES OWNED BY ME CAN BE VOTED?...................      2
    WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A
    SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?........      2
    HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?......      3
    HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE
    MEETING?................................................      3
    CAN I CHANGE MY VOTE?...................................      3
    HOW ARE VOTES COUNTED?..................................      3
    WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE
    PROPOSALS?..............................................      3
    WHAT DOES IT MEAN IF I RECEIVE MORE THAT ONE PROXY OR
    VOTING INSTRUCTION CARD?................................      4
    WHO CAN ATTEND THE MEETING?.............................      4
    WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?.....      4
    WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT
    THE MEETING?............................................      4
    WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?..........      4
    WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?.........      4
    WHO WILL COUNT THE VOTE?................................      4
    IS MY VOTE CONFIDENTIAL?................................      4
    WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE
    MEETING?................................................      5
    MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S
    ANNUAL MEETING OF SHAREHOLDERS?.........................      5
    HOW CAN I OBTAIN ADDITIONAL COPIES OF THE COMPANY'S
    ANNUAL REPORT ON FORM 10-K?.............................      5
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT..................................................      6
    Beneficial Ownership Table..............................      6
    Section 16(a) Beneficial Ownership Reporting
    Compliance..............................................     10
PROPOSALS TO BE VOTED ON....................................     10
    PROPOSAL NO. 1--Election of Directors...................     10
    PROPOSAL NO. 2--Amendment to the Company's 1992 Stock
    Option Plan.............................................     12
    PROPOSAL NO. 3--Approval of the Company's 2001 Outside
    Director Stock Option Plan..............................     15
    PROPOSAL NO. 4--Ratification of Independent Certified
    Public Accountants......................................     16
BOARD STRUCTURE AND COMMITTEE MEETINGS......................     17
COMPENSATION OF DIRECTORS...................................     18
EXECUTIVE COMPENSATION......................................     19
    Summary Compensation Table..............................     19
    Option Grants in Last Fiscal Year.......................     20
    Aggregated Option Exercises in Last Fiscal Year and
    Fiscal Year-End Option Values...........................     21
    Defined Benefit Plan....................................     21
    Pension Plan Table......................................     21
    Supplemental Executive Retirement Plan..................     22
    Executive Long-Term Compensation Agreements.............     22
    Deferred Compensation Agreement and Retirement
    Agreement...............................................     23
    Compensation Committee Interlocks and Insider
    Participation...........................................     23
    Report of Compensation Committee on Executive
    Compensation............................................     24
    Stock Performance Graph.................................     27
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS....................     28
REPORT OF THE AUDIT COMMITTEE...............................     28
TRANSACTIONS OF MANAGEMENT AND DIRECTORS WITH THE COMPANY...     29
APPENDIX A--2001 OUTSIDE DIRECTOR STOCK OPTION PLAN.........    A-1
APPENDIX B--AUDIT COMMITTEE CHARTER.........................    B-1

                                     [LOGO]

                             3655 N.W. 87TH AVENUE
                           MIAMI, FLORIDA 33178-2428
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            ------------------------

TIME                       11:00 A.M. on Tuesday, April 17, 2001

PLACE                      The Biltmore Hotel
                           1200 Anastasia Avenue
                           Coral Gables, Florida 33134

ITEMS OF BUSINESS          1.     To elect 14 directors;

                           2. To increase the number of shares reserved for issuance under the Company's 1992 Stock Option Plan from 12 million shares to 20 million shares;

                           3. To approve the Carnival Corporation 2001 Outside Director Stock Option Plan;

                           4. To ratify selection of independent certified public accountants; and

                           5. To transact such other business as may properly come before the meeting.

RECORD DATE                You are entitled to vote if you were a
                           shareholder at the close of business on
                           February 20, 2001.

MEETING ADMISSION          Attendance at the meeting is limited to
                           shareholders and one guest each. Each
                           shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding shares in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date. The meeting will begin promptly at 11 o'clock A.M.

VOTING BY PROXY            Please submit a proxy as soon as possible so
                           that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this Proxy Statement and the instructions on the proxy card.

                                        By Order of the Board of Directors

                                        /s/ Arnaldo Perez

                                        ARNALDO PEREZ
                                        GENERAL COUNSEL AND SECRETARY

  THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE BEING DISTRIBUTED ON OR
                              ABOUT MARCH 9, 2001.

                QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING

Q:  WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Carnival Corporation (the "Company") is providing these proxy materials to you in connection with the Company's Annual Meeting of shareholders which will take place on Tuesday, April 17, 2001 at 11:00 A.M. As a shareholder, you are invited to attend the meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid executive officers and certain other required information. Our 2000 Annual Report is also enclosed.

Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:  There are four proposals scheduled to be voted on at the meeting:

    - The election of 14 directors

    - The increase of the number of shares reserved for issuance under the Company's 1992 Stock Option Plan from 12 million shares to 20 million shares

    - The approval of the Company's 2001 Outside Director Stock Option Plan

    - The ratification of independent certified public accountants

Q:  WHAT IS THE COMPANY'S VOTING RECOMMENDATION?

A: Our Board of Directors recommends that you vote your shares "FOR" the approval of each of the nominees to the Board, "FOR" the increase in the number of shares reserved for issuance under the Company's 1992 Stock Option Plan from 12 million shares to 20 million shares, "FOR" the approval of the Company's 2001 Outside Director Stock Option Plan and "FOR" the ratification of independent certified public accountants.

Q:  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of February 20, 2001, the RECORD DATE, may be voted by you. These shares include those (1) held directly in your name as the SHAREHOLDER OF RECORD, including shares purchased through the Company's Dividend Reinvestment Plan and the Company's Employee Stock Purchase Plan and (2) held for you as the BENEFICIAL OWNER though a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most of the Company's shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    SHAREHOLDER OF RECORD

    If your shares are registered directly in your name with the Company's Transfer Agent, First Union National Bank, you are considered, with respect to those shares, the SHAREHOLDER OF RECORD and these proxy materials are being sent directly to you by the Company. As the SHAREHOLDER OF RECORD, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. The Company has enclosed a proxy card for you to use.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the SHAREHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the SHAREHOLDER OF RECORD, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING. SHARES HELD IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

    In most instances, where your shares are held in street name, you will be able to do this over the Internet, by telephone or by mail. Please refer to the voting instruction card included by your broker or nominee.

Q:  CAN I CHANGE MY VOTE?

A: You may change your proxy instruction at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or you may "WITHHOLD" your vote with respect to one or more of the nominees. For the increase in the number of shares reserved for issuance under the Company's 1992 Stock Option Plan, the approval of the Company's 2001 Outside Director Stock Option Plan and the ratification of the selection of independent certified public accountants, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election for directors, the 14 persons receiving the highest number of "FOR" votes will be elected. The increase of the number of shares reserved for issuance under the Company's 1992 Stock Option Plan from 12 million shares to 20 million shares, the approval of the Company's 2001 Outside Director Stock Option Plan and the ratification of the selection of independent certified public accountants requires the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a BENEFICIAL OWNER and do not provide the SHAREHOLDER OF RECORD with voting instructions, your shares may constitute BROKER NON-VOTES, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 4. In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAT ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting cards you receive.

Q:  WHO CAN ATTEND THE MEETING?

A: All shareholders of record as of February 20, 2001, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first come, first served basis. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport.

    If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 20, 2001 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2001.

Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the four proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, the Company's Chairman of the Board and Chief Executive Officer, and Arnaldo Perez, the Company's General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: The Company has only one class of common stock outstanding. Each share of our common stock outstanding as of the close of business on February 20, 2001, the RECORD DATE, is entitled to one vote at the Annual Meeting. On the RECORD DATE, we had approximately 584,714,214 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of First Union National Bank, the Company's transfer agent, will tabulate the votes and act as the inspector of elections.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board of Directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to Company management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: The Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meeting. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A: You may submit proposals for consideration at future shareholder meetings. In order for shareholder proposals to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting, the written proposals must be received by the Company's Secretary no later than November 19, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year's meeting, but not included in the Proxy Statement, must be submitted in writing by February 2, 2002. If received after such date, the proposal will be deemed to be received in an untimely fashion and proxies granted hereunder will be voted at the discretion of the persons designated in the proxy.

Q:  HOW CAN I OBTAIN COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K?

A: Copies of the Company's Annual Report on Form 10-K for the Company's fiscal year ended November 30, 2000 (not including documents incorporated by reference) as filed with the Securities and Exchange Commission can be viewed or obtained without charge through the Company's home page on the Internet at www.carnivalcorp.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428. We encourage you to take advantage of the convenience of accessing these materials through the Internet as it is simple and fast to use, saves your Company's time and money, and is environmentally friendly.

         By Order of the Board of Directors

         /s/ Arnaldo Perez

         Arnaldo Perez

         GENERAL COUNSEL AND SECRETARY

DATED: FEBRUARY 20, 2001

                  COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    Set forth below is information concerning the share ownership of (1) all persons known by the Company to be the beneficial owners of 5% or more of the 584,714,214 shares of common stock outstanding as of February 20, 2001,
(2) each executive officer of the Company named in the Summary Compensation Table which appears elsewhere in this Proxy Statement, (3) each other director of the Company and (4) all directors and executive officers as a group.

    Micky Arison, the Chairman of the Board and Chief Executive Officer of the Company, certain other members of the Arison family and trusts for their benefit (collectively, the "Principal Shareholders"), beneficially own shares representing approximately 47% of the voting power of the common stock and have informed the Company that they intend to cause all such shares to be voted in favor of the 14 nominees named elsewhere in this Proxy Statement and in favor of Proposals 2, 3 and 4 listed in the accompanying Notice of Meeting. The table begins with ownership of the Principal Shareholders. See footnote (2) below for a description of the group comprised of members of the Arison family and other persons and entities affiliated with them.

    The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shares voting power or investment power and also any shares which the individual has the right to acquire as of April 21, 2001 (60 days after the record date of February 20, 2001) through the exercise of any stock option or other right.

                           BENEFICIAL OWNERSHIP TABLE

                                                              AMOUNT AND
            NAME AND ADDRESS OF BENEFICIAL                    NATURE OF                  PERCENT OF
            OWNERS OR IDENTITY OF GROUP(1)               BENEFICIAL OWNERSHIP           COMMON STOCK
-------------------------------------------------------  --------------------           ------------
Micky Arison ..........................................   228,040,192(2)(3)                 38.9%

Marilyn Arison ........................................     3,653,168(2)                   *
  Marcaz Golda Center
  23 Shaul Hamelech Blvd.
  Tel Aviv, Israel 64367

Shari Arison ..........................................     4,001,200(2)(4)                *
  c/o Israel Arison Foundation
  Marcaz Golda Center
  23 Shaul Hamelech Blvd.
  Tel Aviv, Israel 64367

MA 1994 B Shares, L.P. ................................   106,114,284(2)(5)                 18.1%

MA 1994 B Shares, Inc. ................................   106,114,284(2)(5)                 18.1%

JMD Delaware, Inc. ....................................   106,114,284(2)(5)                 18.1%
  as Trustee for the Micky Arison
  1994 "B" Trust

MA 1997 Holdings, L.P. ................................     4,742,708(2)(6)                *

MA 1997 Holdings, Inc. ................................     4,742,708(2)(6)                *

JMD Delaware, Inc. ....................................     4,742,708(2)(6)                *
  as Trustee for the Micky Arison
  1997 Holdings Trust

                                                              AMOUNT AND
            NAME AND ADDRESS OF BENEFICIAL                    NATURE OF                  PERCENT OF
            OWNERS OR IDENTITY OF GROUP(1)               BENEFICIAL OWNERSHIP           COMMON STOCK
-------------------------------------------------------  --------------------           ------------
The Royal Bank of Scotland Trust Company ..............    46,145,830(2)(7)                  7.9%
  (Jersey) Limited
  as Trustee of the Ted Arison 1992
  Irrevocable Trust for Lin No. 2
  P.O. Box 298, St. Helier
  Jersey, Channel Islands

Balluta Limited .......................................     5,102,708(2)                   *
  as Trustee for the Shari Arison
  Irrevocable Guernsey Trust
  c/o Baring Brothers (Guernsey) Limited
  Arnold House, St. Julian's Avenue
  St. Peter Port
  Guernsey, Channel Islands GYI-3DA

Cititrust (Jersey) Limited ............................    76,787,525(2)(7)                 13.1%
  as Trustee for the Ted Arison 1994
  Irrevocable Trust For Shari No. 1
  P.O. Box 728, 38 Esplanade, St. Helier
  Jersey, Channel Islands JE4-8ZT

JMD Protector .........................................   122,683,355(2)(7)                 21.0%
  c/o Paul, Weiss, Rifkind, Wharton & Garrison
  1285 Avenue of the Americas
  New York, New York 10019

JMD Delaware, Inc. ....................................     1,959,010(2)                   *
  as Trustee for the Continued Trust for
  Micky Arison

JMD Delaware, Inc. ....................................     4,759,010(2)                   *
  as Trustee for the Continued Trust for
  Shari Arison Dorsman

JMD Delaware, Inc. ....................................     4,759,010(2)                   *
  as Trustee for the Continued Trust for
  Michael Arison

JMD Delaware, Inc. ....................................     1,432,440(2)(8)                *
  as Trustee for the Marilyn B. Arison
  Irrevocable Delaware Trust

JMD Delaware, Inc. ....................................     1,000,000(2)                   *
  as Trustee for the Michael Arison
  1999 Irrevocable Delaware Trust

MBA I, L.L.C. .........................................     1,432,440(2)(8)                *

TAMMS Investment Company ..............................     3,653,168(2)                   *
  Limited Partnership

TAMMS Management Corporation ..........................     3,653,168(2)                   *

Arison Foundation, Inc. ...............................     2,250,000(2)                   *
  3655 N.W. 87 Avenue
  Miami, Florida 33178

Robert H. Dickinson ...................................       333,056(9)                   *

                                                              AMOUNT AND
            NAME AND ADDRESS OF BENEFICIAL                    NATURE OF                  PERCENT OF
            OWNERS OR IDENTITY OF GROUP(1)               BENEFICIAL OWNERSHIP           COMMON STOCK
-------------------------------------------------------  --------------------           ------------
Howard S. Frank .......................................       752,310(10)                  *

A. Kirk Lanterman .....................................       169,880(11)                  *
  Holland America Line
  300 Elliott Avenue West
  Seattle, Washington 98119

Meshulam Zonis ........................................       581,000(12)                  *

Maks L. Birnbach ......................................        50,700(13)                  *
  c/o Fullcut Manufacturers, Inc.
  555 Fifth Avenue
  New York, New York 10017

Ambassador Richard G. Capen, Jr. ......................        37,802(14)                  *
  6077 San Elijo
  Rancho Santa Fe, California 92067

Arnold W. Donald ......................................             0                      *
  c/o Merisant Company
  800 N. Lindbergh Boulevard
  St. Louis, Missouri 63167

James M. Dubin ........................................   145,696,533(15)                   24.9%
  c/o Paul, Weiss, Rifkind, Wharton & Garrison
  1285 Avenue of the Americas
  New York, New York 10019

Modesto A. Maidique ...................................        21,000(16)                  *
  Florida International University
  Office of the President
  University Park Campus
  Miami, Florida 33199

Stuart Subotnick ......................................        60,000                      *
  c/o Metromedia Company
  215 East 67th Street
  New York, New York 10021

Sherwood M. Weiser ....................................        12,000(17)                  *
  c/o CRC Holdings, Inc.
  3250 Mary Street
  Coconut Grove, Florida 33133

Uzi Zucker ............................................        60,000                      *
  c/o Bear, Stearns & Co. Inc.
  245 Park Avenue
  New York, New York 10167

All directors and executive officers as a group
  (18 persons).........................................   278,576,320(18)                   47.4%

------------------------------
*   Less than one percent.

(1) The address of each natural person named, unless otherwise noted, is 3655 N.W. 87 Avenue, Miami, Florida 33178-2428. The address of all other entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.

(2) Micky Arison, Shari Arison and the other Arison family entities named that own shares of common stock have filed a joint statement on Schedule 13D with respect to the shares of common stock held by such persons. TAMMS Investment Company

    Limited Partnership ("TAMMS") owns 3,653,168 shares of common stock. TAMMS' general partner is TAMMS Management Corporation ("TAMMS Corp."), which is wholly-owned by Marilyn Arison. TAMMS' limited partners are various trusts established for the benefit of certain members of Micky Arison's family, including Shari Arison and Marilyn Arison (the "Family Trusts"). By virtue of the limited partnership agreement of TAMMS, TAMMS Corp. may also be deemed to beneficially own such 3,653,168 shares of common stock. By virtue of their interests in TAMMS, JMD Delaware, Inc. and Balluta Limited, as trustees of certain of the Family Trusts, may be deemed to beneficially own the portion of the 3,653,168 shares of common stock held by TAMMS which corresponds to their respective partnership interest in TAMMS. Such amounts are included in the number of shares set forth next to their names in the table above. Because Marilyn Arison beneficially owns all of the capital stock of TAMMS Corp., she may be deemed to beneficially own all of the 3,653,168 shares of common stock owned by TAMMS; however, she disclaims beneficial ownership of 2,620,728 of such shares of common stock (those owned by partners of TAMMS other than TAMMS Corp. and MBA I, L.L.C. ("MBA I")). Because of his position as President of TAMMS Corp., Micky Arison may be deemed to beneficially own the 3,653,168 shares of common stock owned by TAMMS; however, Micky Arison disclaims beneficial ownership of all such shares which are beneficially owned by TAMMS.

(3) Includes (i) 2,144,000 shares of common stock issuable to Micky Arison upon his exercise of stock options granted to him in May 1995 and January 1998, 1999 and 2000, (ii) 3,653,168 shares of common stock held by TAMMS (see
    Note 2 above), (iii) 4,742,708 shares of common stock held by the MA 1997 Holdings, L.P., (iv) 106,114,284 shares of common stock held by the MA 1994 B Shares, L.P., (v) 93,847,639 shares of common stock held by the Ted Arison 1992 Irrevocable Trust for Lin No. 2, Ted Arison 1994 Irrevocable Trust For Shari No. 1 and the Continued Trust for Michael Arison by virtue of the authority granted to Micky Arison under the last will of Ted Arison, and
    (vi) 17,538,393 shares of common stock held by The 1997 Irrevocable Trust for Micky Arison, all of which may be deemed to be beneficially owned by Micky Arison. However, Micky Arison disclaims beneficial ownership of all such shares owned by TAMMS.

(4) Under the terms governing the Shari Arison Irrevocable Guernsey Trust, Shari Arison has the sole right to vote and direct the sale of the 4,000,000 shares of common stock held directly by such trust. Includes 1,200 shares of common stock owned by Shari Arison's minor children as to which she disclaims beneficial ownership.

(5) MA 1994 B Shares, L.P. ("MA 1994, L.P.") owns 106,114,284 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. ("MA 1994, Inc."), which is wholly-owned by the Micky Arison 1994 "B" Trust, a trust established for the benefit of Micky Arison and his heirs (the "B Trust"). The sole limited partner of MA 1994, L.P. is the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 106,114,284 shares of common stock. By virtue of the B Trust's interest in MA 1994, L.P., the B Trust may be deemed to beneficially own all such 106,114,284 shares of common stock. Under the terms of the instrument governing the B Trust, Micky Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. The trustee of the B Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(6) MA 1997 Holdings, L.P. ("MA 1997, L.P.") owns 4,742,708 shares of common stock. The general partner of MA 1997, L.P. is MA 1997 Holdings, Inc. ("MA 1997, Inc."), which is wholly-owned by the Micky Arison 1997 Holdings Trust, a trust established for the benefit of Micky Arison and his heirs (the "MA 1997 Trust"). The sole limited partner of MA 1997, L.P. is the MA 1997 Trust. By virtue of the limited partnership agreement of MA 1997, L.P., MA 1997, Inc. may be deemed to beneficially own all of such 4,742,708 shares of common stock. By virtue of the MA 1997 Trust's interest in MA 1997, L.P., the MA 1997 Trust may be deemed to beneficially own all such 4,742,708 shares of common stock. Under the terms of the instrument governing the MA 1997 Trust, Micky Arison has the sole right to vote the common stock indirectly held by the MA 1997 Trust. The trustee of the MA 1997 Trust is JMD Delaware, Inc., a corporation wholly owned by James M. Dubin. Each of JMD Delaware, Inc. and Mr. Dubin may be deemed to beneficially own the common stock indirectly held by the MA 1997 Trust. Each of JMD
    Delaware, Inc. and Mr. Dubin disclaims beneficial ownership of all such shares which are beneficially owned by the MA 1997 Trust.

(7) JMD Protector, a Delaware corporation, is the protector of the Ted Arison 1994 Irrevocable Trust for Shari No. 1, Ted Arison 1992 Irrevocable Trust for Lin No. 2 and Ted Arison Charitable Trust and has certain voting and dispositive rights with respect to the common stock held by such trusts.

(8) MBA I owns 400,000 shares of common stock and a limited partnership interest in TAMMS (See Note 2 above). MBA I may be deemed to own 1,000,000 shares of common stock held by TAMMS which corresponds to its respective partnership interest in TAMMS. The Marilyn B. Arison Irrevocable Delaware Trust (the "Irrevocable Trust") owns a controlling interest in MBA I; therefore, the Irrevocable Trust may be deemed to beneficially own all such 1,400,000 shares of common stock.

(9) Includes 92,800 shares of common stock issuable to Mr. Dickinson upon exercise of stock options granted to him in August 1997, 1998 and 1999. Also includes 238,489 shares of common stock owned by Dickinson Enterprises Limited Partnership (the "Dickinson Partnership"). The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the "Dickinson Trust"). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.

(10) Includes (i) 520,000 shares of common stock issuable to Mr. Frank upon his exercise of stock options granted to him in May 1995 and January 1998, 1999 and 2000, (ii) 9,600 shares of common stock owned by Mr. Frank's wife as to which he disclaims beneficial ownership, and (iii) 1,302 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.

(11) Includes 8,000 shares of common stock held by the Helen K. Lanterman Trust (Mr. Lanterman is trustee).

(12) Includes 48,000 shares of common stock issuable to Mr. Zonis upon his exercise of stock options granted to him in January 1998, 1999 and 2000.

(13) Includes 8,000 shares of common stock owned by Trust Under Will of Norman Salit (Mr. Birnbach is trustee), and 1,000 shares of common stock owned by Fullcut Manufacturers Inc. Employee Pension Fund (Mr. Birnbach is the trustee of such fund), as to which he disclaims beneficial ownership. Also includes 20,000 shares of common stock issuable to Mr. Birnbach upon his exercise of stock options granted to him in July 2000.

(14) Includes 20,000 shares of common stock issuable to Ambassador Capen upon his exercise of stock options granted to him in April 1999. Also includes 17,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee. Also includes 802 shares of common stock owned by Ambassador Capen's wife as to which he disclaims beneficial ownership.

(15) By virtue of being the sole shareholder of JMD Delaware, Inc., JMD Protector and Balluta Limited, Mr. Dubin may be deemed to own the aggregate of 145,695,533 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership.

(16) Includes 20,000 shares of common stock issuable to Dr. Maidique upon his exercise of stock options granted to him in April 1999.

(17) Includes 4,000 shares of common stock owned by Mr. Weiser's wife as to which he disclaims beneficial ownership.

(18) Includes an aggregate of 2,965,267 shares of common stock issuable to directors and executive officers upon their exercise of previously granted stock options.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during and with respect to its most recent fiscal year and upon written representations from persons known to the Company to be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "reporting person") that no Form 5 is required to be filed for such reporting person, Richard G. Capen, Jr.. Balluta Limited, The Royal Bank of Scotland Trust Company (Jersey) Limited, as trustee, Ted Arison 1992 Trust for Lin No. 2 each made a late filing of one report required by Section 16(a) of the Exchange Act during the fiscal year ended November 30, 2000.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    There are 14 nominees for election to our Board of Directors this year. Each nominee currently serves as a director of the Company. All directors are to be elected to serve until the next Annual Meeting and until their successors are elected.

    With respect to each nominee set forth below, the information presented includes such person's age, the month and year in which such person first became a director, any other position held with the Company, such person's principal occupations during the past five years and any directorships held by such nominee in public or certain other companies.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

    MICKY ARISON, age 51, has been Chairman of the Board of Directors since October 1990 and a director since June 1987. He has been Chief Executive Officer of the Company since 1979. He is Shari Arison's brother.

    SHARI ARISON, age 43, was a director from June 1987 until July 1993.
Ms. Arison was reappointed to the Board of Directors in June 1995. Ms. Arison is Chairman of Arison Holdings (1998) Ltd., a holding company which invests in banking, real estate, communications and technology companies, and a member of the Board of Directors of Bank Hapoalim, the largest bank in Israel. She is also the Chairman of the Board of Trustees of the Arison Foundation, Inc. and the Ted Arison Charitable Foundation. She is also part owner of Shargad Orchanim Ltd., which together with its affiliates, owns and manages highway service centers in Israel. She is Micky Arison's sister.

    MAKS L. BIRNBACH, age 81, has been a director since July 1990. Mr. Birnbach has been the owner and Chairman of the Board of Fullcut Manufacturers Inc., a New York wholesale importer and exporter of diamonds. Mr. Birnbach is also a director of the Diamond Manufacturers and Importers Association located in New York. He is the Vice Chairman of the American Committee of the Weizmann Institute for Science and a governor of its Research Institute in Rechovot, Israel.

    AMBASSADOR RICHARD G. CAPEN, JR., age 66, has been a director since
April 1994. He is currently a corporate director, author and business consultant. From 1992 to 1993, Ambassador Capen served as United States Ambassador to Spain. From 1989 to 1991, Ambassador Capen served as Vice Chairman of Knight-Ridder, Inc. Ambassador Capen was the Chairman and Publisher of the Miami Herald from 1983 to 1989. Ambassador Capen is a member of the Board of Directors of the Economy Fund, Smallcap Fund and Fixed Income Fund of The Capital Group.

    ROBERT H. DICKINSON, age 58, has been a director since June 1987.
Mr. Dickinson was Senior Vice President-Sales and Marketing of the Carnival Cruise Lines division of the Company ("CCL") from 1979 through May 1993. Since May 1993, Mr. Dickinson has served as President and Chief Operating Officer of CCL.

    ARNOLD W. DONALD, age 46, has been a director since January 2001. Since March 2000, Mr. Donald has been the Chairman and Chief Executive Officer of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal-Registered Trademark- and Canderel-Registered Trademark-brands. From January 1998 to March 2000 he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and president of its nutrition and consumer sector. Prior to that he was President of Monsanto Company's agricultural sector. He is a member of the Board of Directors of Crown Cork & Seal Company, Inc., Belden, Inc. and The Scotts Company.

    JAMES M. DUBIN, age 54, has been a director since July 1995. Mr. Dubin is Partner with the law firm of Paul, Weiss, Rifkind, Wharton & Garrison.
Mr. Dubin is also a member of the Board of Directors of Conair Corporation and Change Technology Partners, Inc.

    HOWARD S. FRANK, age 59, has been Vice Chairman of the Board of Directors since October 1993 and a director since April 1992. He was appointed Chief Operating Officer in January 1998. From July 1989 to January 1998, he was Chief Financial Officer and Chief Accounting Officer of the Company. From July 1975 through June 1989, he was a partner with Price Waterhouse.

    A. KIRK LANTERMAN, age 69, is a Certified Public Accountant and has been a director since April 1992. He has been Chairman of the Board, President and Chief Executive Officer of Holland America Line-Westours Inc. ("HALW") since August 1999. From March 1997 to August 1999, he was Chairman of the Board and Chief Executive Officer of HALW. From December 1989 to March 1997, he was President and Chief Executive Officer of HALW. From 1983 to 1989, he was President and Chief Operating Officer of HALW. From 1979 to 1983 he was President of Westours, Inc. which merged with Holland America Line in 1983.

    MODESTO A. MAIDIQUE, age 60, has been a director since April 1994. He has been President of Florida International University ("FIU") since 1986. Prior to assuming the presidency of FIU, Dr. Maidique taught at the Massachusetts Institute of Technology, Harvard University and Stanford University.
Dr. Maidique has also served as Vice President and General Manager of the Semiconductor Division of

Analog Devices, Inc. which he co-founded in 1969, as President and Chief Executive Officer of Gerome Therapeutics Collaborative Research, Inc., a genetics engineering firm, and as General Partner of Hambrecht & Quist, a venture capital firm. Dr. Maidique is a director of National
Semiconductor, Inc.

    STUART SUBOTNICK, age 59, has been a director since July 1987.
Mr. Subotnick has been a general partner and the Executive Vice President of Metromedia Company since July 1986. He was a director of Metromedia Inc., a predecessor company, from 1982 and its Executive Vice President from 1986. Prior to 1986, Mr. Subotnick was Senior Vice President-Finance of Metromedia Inc. from October 1983 and a member of the Office of the President from 1982. He is a director of Metromedia International Group, Inc., Metromedia Fiber
Networks Inc. and Big City Radio Inc.

    SHERWOOD M. WEISER, age 69, has been a director since July 1987. Mr. Weiser has been, since its formation in 1998, Chairman of the Board and Chief Executive Officer of CRC Holdings, Inc. (d/b/a Carnival Resorts & Casinos). From 1994 to 1998, Mr. Weiser served as Chairman and Chief Executive Officer of CHC International, Inc., an independent hotel and casino development and management company. Mr. Weiser is a member of the Board of Directors of Mellon United National Bank, Wyndham International, Inc. and Interstate Hotels Corporation and a trustee of the University of Miami.

    MESHULAM ZONIS, age 67, has been a director since June 1987. Mr. Zonis served as Senior Vice President-Operations of CCL from 1979 until his retirement in December 2000.

    UZI ZUCKER, age 65, has been a director since July 1987. Mr. Zucker joined Bear, Stearns & Co. in 1967 and was a Limited Partner until 1982 and has been a General Partner thereafter. Mr. Zucker has been a Senior Managing Director of Bear, Stearns & Co. Inc. since 1985. He is a director of Conair Corporation, Jerusalem Economic Corporation Ltd., Alliance Tire Company Ltd. and Industrial Buildings Corporation Ltd.

                                 PROPOSAL NO. 2
               AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN

    The Board of Directors of the Company adopted on January 20, 1992, the Company's 1992 Stock Option Plan (the "1992 Plan"). The 1992 Plan was ratified by the shareholders of the Company at the 1992 Annual Meeting of shareholders in order to qualify the options granted under the 1992 Plan as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and to meet the requirements of Rule 16b-3 promulgated under the Exchange Act to exempt grants of options from the liability provisions of
Section 16 of the Exchange Act. The 1992 Plan was amended by the Board of Directors in 1995 and 1997, which amendments were ratified by the shareholders. The maximum number of shares issuable under the 1992 Plan is 12 million shares.

PROPOSED AMENDMENT

    The Board of Directors has approved, subject to the approval of the shareholders of the Company, an amendment to increase the maximum number of shares issuable under the 1992 Plan from 12 million to 20 million (the "Amendment"). Since less than one million shares of common stock were available for issuance under the 1992 Plan as of January 1, 2001, the increase in the maximum number of shares reserved for issuance pursuant to options granted under the 1992 Plan is necessary to permit continuation of the 1992 Plan. All of the other terms and provisions of the 1992 Plan will not be amended and will continue to be in effect.

    The principal provisions of the 1992 Plan are summarized below. This summary is not complete and is qualified in its entirety by the literal terms of the amended and restated 1992 Plan, a copy of which is attached as Exhibit 10.4 to the Company's Annual Report on Form 10-K filed for the fiscal year ended November 30, 1997.

DESCRIPTION OF THE 1992 PLAN

    The purpose of the 1992 Plan is to create an employment incentive by providing an opportunity to selected employees who are important to the success and growth of the business of the Company and its subsidiaries to own shares of common stock. The maximum number of shares that are currently reserved for issuance under the 1992 Plan is 12 million. The 1992 Plan provides that options may be granted to key employees and consultants of the Company and its subsidiaries, including officers and directors, regardless of whether such employees otherwise hold or have held options or similar awards under the 1992 Plan or any other plan. Historically, options have been granted primarily to management level employees, including executive officers. As of January 1, 2001, approximately 11 million options had been granted under the 1992 Plan.

    The 1992 Plan is administered by the Plan Administration Committee, which is currently comprised of three members of the Board of Directors of the Company, Messrs. Weiser, Zucker and Maidique (the "Committee"). The Committee may issue incentive stock options within the meaning of Section 422(b) of the Code ("Incentive Options") and options that do not qualify as Incentive Options ("Nonqualified Options"). The Committee has the discretion to determine the employees to whom options are granted, the number of shares to be covered by each option and the option price. Nonqualified Options may be issued at any option price determined by the Committee. The option price for Incentive Options is to be no less than the "fair market value" of the common stock as determined by the average of the high and low price on the New York Stock Exchange Composite Tape on the date an option is granted. The "fair market value" of the common stock on February 20, 2001 was $33.70 per share. Options become exercisable as provided by the Committee, but options also become exercisable in full upon the death or disability of the employee and shall become null and void upon the occurrence of certain conditions, including: (a) the expiration of 10 years after the date of the grant; (b) the expiration of one year after termination of employment by death or disability; (c) immediately upon termination for cause; or (d) the expiration of three months after termination for reasons other than death, disability, or cause.

    Options granted under the 1992 Plan may be exercised upon (a) delivery by the optionee of written notice of exercise, (b) tender of full payment in cash, by check or money order or, with the Committee's consent, common stock, and
(c) compliance with such other conditions as the Committee may establish. The 1992 Plan makes no provision for the payment of consideration upon the granting or extension of options thereunder.

    The 1992 Plan provides that it will terminate, unless earlier terminated as provided therein, on January 20, 2002. The 1992 Plan provides that it may be amended or terminated at any time by the Board of Directors of the Company; provided that any such amendments shall be in compliance with applicable laws, applicable stock exchange listing requirements and applicable requirements for exemption (to the extent necessary) under Rule 16b-3. In addition, no such amendments or termination without the consent of an optionee may adversely affect the rights of the optionee with respect to their options.

TAX EFFECTS OF PLAN PARTICIPATION

    The following summary generally describes the principal U.S. federal (and not foreign, state and local) income tax consequences of options granted under the 1992 Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complicated and their impact in any one case may depend upon the particular circumstances. Each holder of an option under the 1992 Plan should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the 1992 Plan. This discussion is based on the Code as currently in effect.

    If an incentive option is granted to an employee in accordance with the terms of the 1992 Plan, no income will be recognized by such employee at the time the option is granted. Different rules apply in the event that the exercise price of the option is substantially lower than the fair market value of the shares of the common stock at the time that the option is granted or if the option is designated a nonqualified option.

    Generally, on exercise of a nonqualified option, the amount by which the fair market value of the shares of the common stock on the date of exercise exceeds the purchase price of such shares will be taxable to the employee as ordinary income. The disposition of shares acquired upon exercise of a nonqualified option under the 1992 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the nonqualified option.

    Section 16(b) of the Exchange Act generally prohibits executive officers, directors and 10-percent shareholders of the Company from both buying and selling the Company's common stock within a six month period. In the case of employees who are subject to these rules, generally, unless the employee elects otherwise, the relevant date for measuring the amount of ordinary income to be recognized upon the exercise of the nonqualified option will be the later of
(i) the date the six-month period following the date of grant lapses and
(ii) the date of exercise of the nonqualified option.

    Generally, on exercise of an incentive option, an employee will not recognize any income and neither the Company nor any of its subsidiaries will be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of common stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income and the employee may be subject to the alternative minimum tax. The disposition of shares acquired upon exercise of an incentive option under the 1992 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of common stock acquired upon exercise of an incentive option within two years after the date of grant or within one year after the date of exercise (as "disqualifying disposition"), the employee will recognize ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the incentive option will ordinarily constitute capital gain. In the case of an employee subject to the
Section 16(b) restrictions discussed above, the relevant date in measuring the employee's ordinary income will normally be the later of (i) the date of the six-month period after the date of grant lapses or (ii) the date of exercise of the incentive option.

    If an option is exercised through the use of common stock previously owned by the employee, such exercise (i) will generally have the same tax consequences as if the option had been exercised with cash and (ii) generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. Upon such exercise shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. Shares received in excess of the number of shares surrendered have a zero basis and have a holding period beginning on the date of exercise. However, if the previously owned shares were acquired on the exercise of an incentive option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an incentive option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying incentive option becomes first exercisable in any one year for shares having a value in excess of $100,000 (grant date value), the portion of the option in respect of such excess shares will be treated as a nonqualified option.

    The traditional tax advantages of incentive options have been eroded by amendments to the tax law, including the alternative tax on individuals. Nonetheless, incentive options retain the potential for tax deferral upon exercise.

    Approval of the Amendment requires the approval of the majority of the votes cast at the Annual Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT.

                                 PROPOSAL NO. 3
                           APPROVAL OF THE COMPANY'S
                    2001 OUTSIDE DIRECTOR STOCK OPTION PLAN

    On February 16, 2001, the Board of Directors adopted the 2001 Outside Director Stock Option Plan (the "Outside Director Plan"), a copy of which is attached hereto as Appendix "A", subject to approval of the shareholders of the Company. The principal provisions of the Outside Director Plan are summarized below. This summary is not complete and is qualified in its entirety by the literal terms of the Outside Director Plan.

DESCRIPTION OF THE OUTSIDE DIRECTOR PLAN

    The purpose of the Outside Director Plan is to provide outside directors with the opportunity to acquire a proprietary interest in the Company. The Company believes that the share purchase rights provided under the Outside Director Plan will strengthen the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors and more closely align the interests of such directors with those of the shareholders of the Company. As of the date of the Annual Meeting, 10 persons will be eligible to participate in the Outside Director Plan. However, it is anticipated that Shari Arison and James M. Dubin will not participate. The Outside Director Plan is intended to replace the 1993 Outside Directors' Stock Option Plan, which will be terminated upon the receipt of shareholder approval of the Outside Director Plan.

    The Outside Director Plan will be administered by the Plan Administration Committee, which is currently comprised of three members of the Board of Directors of the Company, Messrs. Weiser, Zucker and Maidique (the "Committee"). The Committee will have no authority to select the participants who will receive options, the amount of options to be granted or to set the exercise price or the exercise period of any options granted. Subject to these limitations, the Committee has plenary authority to interpret the Outside Director Plan and to make all determinations deemed necessary and advisable for its administration.

    The Outside Director Plan provides for the granting of options to purchase shares of common stock to directors of the Company who are not employees or officers of the Company or any of its subsidiaries. Each option granted under the Outside Director Plan is governed by a stock option agreement between the Company and the optionee.

    Each nonemployee director elected or appointed to the Board of Directors shall receive upon initial election to office by the shareholders and thereafter annually on the date of the Company's annual meeting of shareholders at which such nonemployee director is re-elected to office an option to acquire 6,000 shares of common stock. The option price will be equal to the "fair market value" of the common stock as determined by the average of the high and low price on the New York Stock Exchange Composite Tape on the date an option is granted. If the Outside Director Plan is approved by the shareholders at the Annual Meeting, each participating outside director will be immediately granted an option to acquire 6,000 shares of common stock.

    Options granted under the Outside Director Plan shall vest and become exercisable in five equal annual installments beginning one year from the grant date. Options also become exercisable in full upon the death or disability of the director and shall become null and void upon the occurrence of certain conditions, including: (a) the expiration of 10 years after the date of the grant; and (b) the expiration of one year after termination of services as a director due to death or disability.

    The number of shares issuable pursuant to options granted under the Outside Director Plan is subject to adjustment in the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares which changes the character or amount of the outstanding shares of common stock prior to the exercise of an option. The maximum number of shares of common stock which may be made subject to options under the Outside Director Plan is 800,000.

    Options granted under the Outside Director Plan will not be qualified as "incentive stock options" as defined under Section 422 of the Code. The grant of a nonqualified stock option has no U.S. federal tax consequences to the optionee or the Company. Except as described below in the case of an "insider" subject to
Section 16(b) of the Exchange Act, on exercise of an option, the amount by which the fair market value of the shares of common stock on the date of exercise exceeds the purchases price of such shares will be taxable to the optionee as ordinary income. In the absence of an election pursuant to Section 83(b) of the Code, an "insider" subject to Section 16(b) of the Exchange Act who exercises an option less than six months from the date the option was granted will recognize ordinary income on the date six months after the date of grant in an amount equal to the excess of the fair market value of the shares on such date over the exercise price of such shares. An optionee subject to Section 16(b) of the Exchange Act can avoid such deferral by making an election pursuant to
Section 83(b) of the Code no later than thirty days after the date of grant. Directors of the Company generally are considered to be "insiders" for purposes of Section 16(b) of the Exchange Act.

    The basis of shares of common stock transferred to an optionee pursuant to the exercise of an option is the price paid for such shares (if any) plus an amount equal to any income recognized by the optionee as a result of the exercise. If an optionee sells shares of common stock acquired upon exercise of an option, any amount realized over the basis of such shares will constitute capital gain to such optionee for U.S. federal income tax purposes.

    The Outside Director Plan, if approved by the shareholders of the Company, provides that it will terminate, unless earlier terminated as provided therein, on January 1, 2012. The Board of Directors may amend the Outside Director Plan at any time and from time to time in such respects as the Board of Directors may deem advisable, subject to any shareholder or regulatory approval required by law; provided that any such amendment shall comply with the applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act.

    Adoption of the Outside Director Plan requires the approval of the majority of the votes cast at the Annual Meeting.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE OUTSIDE DIRECTOR PLAN.

                                 PROPOSAL NO. 4
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors has selected PricewaterhouseCoopers LLP as independent certified public accountants of the Company for the fiscal year ending November 30, 2001, subject to approval of the shareholders. A representative of such firm will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions which the shareholders might have.

    Although ratification by the shareholders of the appointment of independent certified public accountants is not legally required, the Board of Directors believes that such action is desirable.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE 2001 FISCAL YEAR.

                     BOARD STRUCTURE AND COMMITTEE MEETINGS

    During the fiscal year ended November 30, 2000, the Board of Directors held a total of seven meetings. The Board of Directors has established standing Executive, Audit, Nominating, Compensation and Plan Administration Committees. The membership during fiscal 2000 and the function of each committee are described below. During the fiscal year ended November 30, 2000, except for Maks
L. Birnbach, Robert H. Dickinson and Stuart Subotnick, each director attended either telephonically or in person at least 75% of all Board of Directors and applicable committee meetings.

                                                                                           NUMBER OF MEETINGS/
NAME OF COMMITTEE                                                                            CONSENT ACTIONS
& MEMBERS                                        FUNCTIONS OF THE COMMITTEE                  IN FISCAL 2000
----------------------------------  -----------------------------------------------------  -------------------
EXECUTIVE:                          - Exercises the authority of the full Board                    18
 Micky Arison, Chair                   of Directors in between Board meetings
 Howard S. Frank
 Maks L. Birnbach

AUDIT:                              - Inspects the work and written reports of                      4
 Stuart Subotnick, Chair               Company's internal audit department
 Richard G. Capen, Jr.              - Reviews submission from independent auditors
 William S. Ruben*                  - Makes recommendations regarding the selection
                                       of independent auditors

NOMINATING:                         - Nominates directors to be elected by the                      1
 Uzi Zucker, Chair                     shareholders
 Sherwood M. Weiser

COMPENSATION:                       - Makes recommendations for compensation of                     1
 Sherwood M. Weiser, Chair            independent directors and senior management
 Micky Arison
 Modesto A. Maidique
 Uzi Zucker

PLAN ADMINISTRATION:                - Administers stock incentive plans                             6
 Sherwood M. Weiser, Chair          - Makes grants of stock and option awards
 Modesto A. Maidique
 Uzi Zucker

------------------------------

*   Deceased August 16, 2000

                           COMPENSATION OF DIRECTORS

    The following table provides information on the Company's compensation and reimbursement practices during fiscal 2000 for non-employee directors. Directors who are employed by the Company or its subsidiaries do not receive any compensation for their Board activities.

Annual Director Retainer....................................     $38,000
Additional Retainer for Committee Chair.....................      $4,000
Additional Retainer for Committee Membership................      $2,000
Board Meeting Attendance Fees (per meeting).................      $2,000
Committee Meeting Attendance Fees (per meeting).............      $1,000
Reimbursement for Expenses Attendant to Board Membership....       Yes
Stock Options*..............................................  6,000 annually

------------------------------

* If the shareholders approve the 2001 Outside Director Stock Option Plan at the Annual Meeting, non-employee directors will receive options thereunder as described above. In the event the 2001 Outside Director Stock Option Plan is not approved, non-employee directors will continue to participate in the Company's 1993 Outside Director Stock Option Plan (the "1993 Plan") described below.

     The 1993 Plan was adopted by the Board of Directors on July 10, 1993 to provide additional compensation to non-employee directors. Each non-employee director elected or appointed to the Board for the first time was granted an option to purchase 20,000 shares of common stock. Thereafter, for each five-year period of consecutive service as a non-employee director, an option to purchase an additional 20,000 shares of common stock was granted. The exercise price of each option granted under the 1993 Plan may not be less than the average of the high and the low sales price of a share of common stock on the New York Stock Exchange on the date of grant. Options granted under the 1993 Plan are immediately exercisable for a period of ten years from the date of grant. The maximum number of shares of common stock which may be made subject to options under the 1993 Plan is 800,000. The 1993 Plan is effective for a period of ten years from the date of adoption by the Board of Directors.

     During fiscal 2000, 20,000 options were granted to Maks Birnbach effective July 13, 2000 at an exercise price of $20.375 per share. Shari Arison and James M. Dubin do not receive options under the 1993 Plan.

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and its four other most highly compensated executive officers for the fiscal year ended November 30, 2000, as well as their compensation for each of the fiscal years ended November 30, 1999 and November 30, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM COMPENSATION
                                              ANNUAL COMPENSATION                             AWARDS
                             -----------------------------------------------------   -------------------------
                                                                                                    NUMBER OF
                                                                                                    SECURITIES
                                                                                      RESTRICTED    UNDERLYING
                                                                   OTHER ANNUAL         STOCK        OPTIONS/       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY($)   BONUS($)    COMPENSATION($)(1)   AWARDS($)(2)    SARS (#)    COMPENSATION($)
---------------------------    ----     ---------   --------    ------------------   ------------   ----------   ----------------
Micky Arison...............    2000      501,000    1,450,000         51,500          1,785,000      240,000              --
  Chairman, CEO                1999      501,000    1,500,000        128,500          2,636,250      120,000              --
  and Director                 1998      501,000    1,500,000        104,900          2,745,000      120,000              --

Howard S. Frank............    2000      412,000    1,430,000             --          1,487,500      200,000              --
  Vice Chairman, COO           1999      406,000    1,480,000             --          2,196,875      100,000              --
  and Director                 1998      408,000    1,300,000             --          2,287,500      100,000              --

Robert H. Dickinson........    2000      411,000    1,126,500(3)           --           757,500      160,000              --
  President and COO            1999      412,000    1,248,000(3)           --         1,817,500       64,000              --
  of CCL and Director          1998      414,000    1,001,000(3)           --         1,442,500       80,000              --

A. Kirk Lanterman..........    2000      214,000    3,597,500(4)           --                --           --          17,100(5)
  Chairman and CEO             1999      214,000    3,095,000(4)           --                --           --          14,400(5)
  of HAL-Westours Inc.         1998      214,000    3,073,000(4)           --                --           --          16,100(5)
  and Director

Meshulam Zonis.............    2000      308,000      686,000(3)           --                --           --
  Sr. VP Operations            1999      308,000      638,000(3)           --           118,828(3)    40,000              --
  of CCL and Director          1998      308,000      520,000(3)           --           123,863(3)    40,000              --

------------------------------

(1) Represents the fair market value of personal use of corporate aircraft. For the other named executive officers listed in the table, personal benefits for each executive officer did not exceed the lesser of $50,000 or 10% of such executive officer's total annual salary and bonus for the fiscal years ended November 30, 2000, 1999 and 1998, respectively.

(2) Represents the value, based on the closing market price of the common stock on the New York Stock Exchange on the date of grant. As of November 30, 2000, Messrs. Arison, Frank, Dickinson, Lanterman and Zonis owned 180,000 shares, 156,574 shares, 160,000 shares, 0 shares, and 2,535 shares of restricted common stock, respectively. At November 30, 2000, based on the closing price of the common stock on such date, such restricted shares of common stock owned by Messrs. Arison, Frank, Dickinson, Lanterman and Zonis had a value of $4,083,750, $3,552,273, $3,630,000, $0, and $57,513,
    respectively. The restricted shares of common stock held by such executive officers have the same rights with respect to dividends and other distributions as all other outstanding shares of common stock.

(3) Represents payments to Mr. Dickinson and Mr. Zonis pursuant to the 1994 Carnival Cruise Lines Key Management Incentive Plan (the "CCL Plan") which allows key management employees of the Carnival Cruise Lines division of the Company to participate in an incentive award pool. For fiscal 2000, the incentive award pool was 1.64% of (i) the consolidated net income of Carnival Cruise Lines division of the Company ("CCL Net Income") for the fiscal year ended November 30, 2000, minus (ii) $188,355,000. For fiscal 1999 the incentive award pool was 1.79% of (i) the CCL Net Income for the fiscal year ended November 30, 1999, minus (ii) $190,649,000. For fiscal 1998, the incentive award pool was 1.94% of (i) the CCL Net Income for the fiscal year ended November 30, 1998, minus (ii) $183,107,000.
    Mr. Dickinson's annual bonus payable pursuant to the CCL Plan was paid entirely in cash. For fiscal 1999 and 1998, all other participants, including Mr. Zonis, a portion of the annual bonus payable pursuant to the CCL Plan was payable in shares of common stock which vest one year following the date of grant. Beginning in 2000, the annual bonus for all participants was payable in cash.

(4) Represents amounts payable to Mr. Lanterman under an arrangement pursuant to which he receives a bonus based on a specified percentage of the consolidated net income of HAL Antillen N.V.

(5) Represents amounts paid on behalf of Mr. Lanterman pursuant to the Westours Profit Sharing Plan (the "Profit Sharing Plan") and the Westours Employee Savings Plan (the "Savings Plan"). The amounts paid or accrued to
    Mr. Lanterman under the Profit Sharing Plan in fiscal 2000, 1999 and 1998 were $13,600, $11,200 and $12,800, respectively. The employer contributions made on behalf of Mr. Lanterman under the Savings Plan for fiscal 2000, 1999 and 1998 were $3,500, $3,200 and $3,333, respectively. The Profit Sharing Plan and the Savings Plan are generally available to all employees of HALW.

                     OPTION GRANTS IN LAST FISCAL YEAR (1)

    The following table sets forth all stock options granted to the Company's Chief Executive Officer and its four other most highly compensated executive officers during fiscal 2000.

                                                       INDIVIDUAL GRANTS
                                     ------------------------------------------------------    GRANT DATE
                                      NUMBER OF     PERCENT OF                                    VALUE
                                     SECURITIES    TOTAL OPTIONS                              -------------
                                     UNDERLYING     GRANTED TO     EXERCISE OR                 GRANT DATE
                                       OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION   PRESENT VALUE
NAME                                 GRANTED (#)    FISCAL YEAR     ($/SH)(3)       DATE         ($)(4)
----                                 -----------   -------------   -----------   ----------   -------------
Micky Arison.......................    120,000(2)      4.20%        $43.56250    1/26/2010     $1,903,200
Howard S. Frank....................    100,000(2)      3.50%         43.56250    1/26/2010      1,586,000
Robert H. Dickinson................     80,000(2)      2.80%         18.90625    8/01/2010        589,600
A. Kirk Lanterman..................          0           --                --           --              0
Meshulam Zonis.....................     40,000(2)      1.40%         43.56250    1/26/2010        634,400

------------------------------

(1) No stock appreciation rights were granted to the executive officers in fiscal 2000.

(2) The term for each option is ten years, unless expiration occurs earlier due to termination of employment. Subject to accelerated vesting upon the death or disability of the option holder, each option is exercisable in amounts equal to twenty percent of the aggregate number of shares underlying the option, on the first through fifth anniversaries of the grant date.

(3) Represents fair market value of common stock at date of grant.

(4) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table at $15.86 per share at January 26, 2000 and $7.37 per share at August 1, 2000. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The Grant Date Present Values presented in the table were determined in part using the following assumptions:

                                                              JANUARY 26, 2000   AUGUST 1, 2000
                                                              ----------------   --------------
Expected volatility.........................................      27.60%            32.90%
Risk-free interest rate.....................................       6.54%             6.10%
Expected dividend yield.....................................       1.17%             1.17%
Expected option life........................................      6 years           6 years

     The real value of the options in this table depends upon the actual performance of the common stock during the applicable period and upon when they are exercised. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation".

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION VALUES(1)

    The following table provides information on the values of the unexercised options held by the Company's Chief Executive Officer and its four other most highly compensated executive officers at November 30, 2000.

                                                   NUMBER OF SECURITIES
                                                        UNDERLYING               VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                    FISCAL YEAR END (#)         FISCAL YEAR END ($)(2)
                                                ---------------------------   ---------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                            -----------   -------------   -----------   -------------
Micky Arison..................................   2,072,000       288,000      22,437,500             0
Howard S. Frank...............................     460,000       240,000       4,487,500             0
Robert H. Dickinson...........................      92,800       211,200          61,500       326,000
A. Kirk Lanterman.............................          --            --              --            --
Meshulam Zonis................................      24,000        96,000               0             0

------------------------------

(1) No options were exercised by these executive officers during fiscal 2000. No stock appreciation rights are held by any of the named executive officers.

(2) The value of the unexercised options is based upon the difference between the exercise price and the average of the high and low market prices of the common stock on November 30, 2000 of $22.46875.

DEFINED BENEFIT PLANS

    The following table sets forth estimated pension benefits payable at age 65 (the "Normal Retirement Date"), pursuant to the nonqualified pension plan adopted by the Company effective January 1, 1989 (the "Pension Plan"). The Pension Plan provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of .5% for each month that distribution of benefits precedes the participant's Normal Retirement Date.

                               PENSION PLAN TABLE

                                                               YEARS OF SERVICE
                                 ----------------------------------------------------------------------------
REMUNERATION                        15               20               25               30               35
------------                        --               --               --               --               --
$273,261 and above               $56,900          $75,900          $94,900          $113,800         $113,800

    A participant's benefits under the Pension Plan are calculated based on an employee's length of service with the Company and the average of the participant's five highest consecutive years of compensation (including base pay, overtime, bonuses and commissions) out of the last ten years of service. Subject to the benefit limitation policy discussed below, the eligible compensation with respect to the individuals named in the Summary Compensation Table would include substantially the same types and amounts of annual compensation shown in the Summary Compensation Table.

    The normal form of payment is a straight life annuity with benefits ceasing at the later of the death of the participant or five years from the date of first payment. If the employee is married, pension benefits are presumptively payable on a reduced 50% joint and survivor annuity basis with the employee's spouse as the contingent annuitant. If the employee is not married, pension benefits are paid as a lump sum to the participant's beneficiary. For retired or terminated employees, other forms of distribution are available under the Pension Plan.

    The Company has adopted a benefit limitation policy for the Pension Plan consistent with Section 415 of the Code. The annual compensation for the fiscal year ended November 30, 2000 covered by the Pension Plan for the individuals named in the Summary Compensation Table, except for A. Kirk

Lanterman who is not eligible for participation in the Pension Plan, is limited to $273,261 (as may be indexed) pursuant to Section 401(a)(17) of the Code.

    The Pension Plan does not reduce benefits on account of Social Security (or any other benefit), other than as reflected in the benefit formula which is integrated with Social Security.

    As of December 31, 2000, the years of credited service under the Pension Plan for each of the executive officers named in the Summary Compensation Table, except for A. Kirk Lanterman who is not eligible for participation in the Pension Plan, was as follows: Micky Arison, age 51, with 26 credited years of service; Robert H. Dickinson, age 58, 26 years; Meshulam Zonis, age 67,
26 years; and Howard S. Frank, age 59, 12 years. In consideration of
Mr. Frank's forfeiture of retirement benefits from his prior employer, on April 17, 1995, the Compensation Committee approved an agreement with Mr. Frank whereby the Company agreed to compensate Mr. Frank upon his retirement for benefits he would have received under the Pension Plan if he had been credited with an additional 13 years of service in addition to the actual years of credited service, reduced by the amounts payable to him under the Pension Plan.

    The Company has also established a 401(k)/profit sharing plan and a nonqualified savings/profit sharing plan. At the time of its establishment, participants in the nonqualified employee pension plan chose either to remain in the nonqualified employee pension plan with limited participation in the nonqualified savings plan or to freeze participation in the nonqualified pension plan and fully participate in the nonqualified savings/profit sharing plan.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    Effective December 1, 1999, the Company established the Supplemental Executive Retirement Plan (the "SERP") to provide benefits to a select group of management or highly compensated employees. Currently only Robert H. Dickinson and Howard S. Frank are eligible to participate. The SERP provides a benefit equal to 50% of final pay (as defined in the SERP) reduced proportionately for each year of service less than 25. The SERP provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of 3% for each year that the participant retires before age 65. The SERP benefit is offset for any benefit payable under the Pension Plan described above and for Social Security benefits.

EXECUTIVE LONG-TERM COMPENSATION AGREEMENTS

    The Company has entered into Executive Long-Term Compensation Agreements (the "Compensation Agreements") with Micky Arison, Chairman of the Board and Chief Executive Officer, Howard S. Frank, Vice Chairman of the Board and Chief Operating Officer, and Robert H. Dickinson, President and Chief Operating Officer of CCL (each an "Officer"). The Compensation Agreements provide that during the term of such Officer's employment with the Company, the Company will provide long term compensation (in addition to his annual compensation consisting of a base salary and annual bonus, which in the case of Mr. Dickinson is awarded under the 1994 Carnival Cruise Lines Key Management Incentive Plan) in the form of annual grants to each Officer, contingent upon satisfactory performance, as follows: Mr. Arison, 60,000 restricted shares of common stock and 120,000 options to purchase common stock; Mr. Frank, 50,000 restricted shares of common stock and 100,000 options to purchase common stock; and Mr. Dickinson, 40,000 restricted shares of common stock and 80,000 options to purchase common stock.

    The options vest in five equal annual installments beginning one year from the date of grant and the restricted shares of common stock vest five years from the date of grant. Unvested options and restricted shares of common stock are forfeited if an Officer's employment is terminated for cause, if he engages in competition with the Company or if he violates the nondisclosure provisions of the Compensation Agreement.

DEFERRED COMPENSATION AGREEMENT AND RETIREMENT AGREEMENT

    In July 1987, the Company entered into a deferred compensation agreement with Meshulam Zonis, who retired in December 2000. Mr. Zonis' agreement provides for the payment of an annual deferred compensation benefit equal to 50% of his annual compensation, payable for 15 years in equal monthly installments after he retires. "Compensation" is defined as the average of Mr. Zonis' annual salary and bonuses, up to a maximum of $400,000 earned during the last five years of employment preceding his retirement or other separation from service. The annual benefits payable to Mr. Zonis is $200,000. He may also be entitled to benefits under certain other circumstances specified in the agreement. If Mr. Zonis dies before receiving the entire benefit payable to him, the balance is paid to his beneficiary or estate.

    On December 29, 2000, the Company has entered into a retirement agreement with Mr. Zonis. The retirement agreement provides for (1) post-retirement medical benefits for him and his wife, (2) a $54,000 per year payable under a five-year consulting agreement to provide ongoing consulting services to the Company, (3) the ability to exercise his previously granted stock options in accordance with their original terms without regard to his retirement; and
(4) airline and cruise privileges otherwise afforded to senior executives of the Company.

    All amounts under the Deferred Compensation Agreement and the Retirement Agreement are forfeited if Mr. Zonis engages in any conduct which in the Company's opinion is contrary to the Company's best interests, if he engages in competition with the Company, or if he fails to assist the Company when asked.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the Company's fiscal year ended November 30, 2000, Messrs. Sherwood
M. Weiser, Micky Arison, Uzi Zucker and Modesto A. Maidique served as members of the Compensation Committee of the Board of Directors. Mr. Arison is the Chairman of the Board and Chief Executive Officer of the Company.

    TRANSACTIONS WITH SHERWOOD M. WEISER. Mr. Weiser is the Chairman of the Board, Chief Executive Officer and President of CRC Holdings, Inc. ("CRC"), as well as one of its principal stockholders. CRC is an independent hotel and casino development and casino management company.

    In June 1998, the Company and CRC entered into a trademark license agreement providing for CRC's use of the "Carnival" trademark so that CRC may do business as "Carnival Resorts & Casinos". In exchange, CRC pays the Company an annual royalty equal to the greater of $100,000 or 1% of CRC's gross revenues, computed in accordance with the terms of the trademark license agreement. During fiscal 2000, CRC paid approximately $546,000 in royalty payments.

    In September 1998, the Company extended a $2 million line of credit to CRC. As security for the loan, CRC executed a promissory note in favor of the Company bearing a variable interest rate based on the prime rate plus one percentage point. Interest is payable monthly. Outstanding balances under the note are due on demand. As of November 30, 2000, CRC had borrowed $1.5 million under the line of credit.

    In connection with the Company's sale to Mr. Weiser of 859,248 shares and 803,785 shares of CRC Holdings, Inc. ("CRC") capital stock in November 1994 and January 2000, respectively, Mr. Weiser issued promissory notes in favor of the Company in the original principal amount of $5,370,000 (the "Weiser Note I") and $3,965,780 (the "Weiser Note II"), respectively. Each note bears interest at the rate of 6% per annum payable at maturity in January 2008. All of the shares of CRC purchased by Mr. Weiser were pledged as collateral for the notes. The Weiser
Note I contains a put option which can be exercised by Mr. Weiser at any time, subject to applicable regulatory approval, to require the Company to repurchase the 859,248 shares of CRC pledged by Mr. Weiser in exchange for the full principal and interest due under the Weiser Note I. The Weiser Note II contains an option which can be exercised by either party at any time, subject to applicable regulatory approval, to require the Company to repurchase the 803,785 shares of CRC pledged by Mr. Weiser in exchange for the full principal and interest due under the Weiser Note II.

As of November 30, 2000, $4,966,497 of principal of the Weiser Note I and the full of principal amount of the Weiser Note II remained outstanding.

    On October 31, 1997, Crowne Plaza Holdings, Inc., a Florida corporation and a 100% owned subsidiary of the Company ("CPH"), together with Mr. Weiser and the other shareholders of CRC (the "Principals") entered into a transaction to purchase the Crowne Plaza Hotel in Miami, Florida. The Principals are the owners of CP Miami Holdings, L.L.C., a Florida limited liability company which owns a 17.49% limited partnership interest in CP Miami Hospitality, L.P., the limited partnership established by the Principals to purchase the Crowne Plaza Hotel. CPH owns a 48% interest in CP Miami Holdings, L.L.C. Lehman Brothers
Holdings, Inc. ("Lehman") extended an $8.75 million loan to CP Miami Hospitality, L.P., of which $750,000 million has been repaid. Mr. Karim Alibhai (one of the Principals) individually guaranteed and indemnified Lehman from certain liabilities under the loan to CP Miami Hospitality, L.P. Pursuant to a letter agreement with Mr. Alibhai, Mr. Weiser agreed to indemnify Mr. Alibhai for up to 19% of any funds paid by Mr. Alibhai to Lehman arising from his guarantee relating to the Crowne Plaza Hotel (and 19% of the expenses).

    A Contribution and Indemnity Agreement was entered into by and among Mr. Weiser, CPH and the other shareholders of CRC, wherein each party indemnified Mr. Weiser severally and up to their respective percentage interests held in the limited partnership, for Mr. Weiser's liability to Mr. Alibhai under the letter agreement. Under the Contribution and Indemnity Agreement, CPH's maximum liability to Mr. Weiser is approximately $720,000 exclusive of costs and expenses.

    The terms of the various transactions involving the Company and CRC were the result of arms-length negotiations between the parties.

    TRANSACTIONS WITH MICKY ARISON. Mr. Arison is also the Chairman and Chief Executive Officer and the indirect sole shareholder of Florida Basketball Associates, Inc., the sole general partner of the Miami Heat Limited Partnership ("MHLP"), the owner of the Miami Heat, a professional basketball team. Pursuant to a sponsorship agreement between the Company and MHLP the Company paid MHLP approximately $400,000 in exchange for various sponsorship, marketing and advertising services and the use of floor level season tickets.

    The Company also provided aircraft management services to MHLP. During fiscal 2000, the Company received approximately $1,150,000 from MHLP as compensation for providing such services and reimbursement of costs. It is expected that the Company will continue to provide such aircraft management services to MHLP in the future.

    TRANSACTIONS WITH UZI ZUCKER. Mr. Zucker, a director of the Company, is a Senior Managing Director of Bear, Stearns & Co. Inc. ("Bear Stearns"). Bear Stearns was one of the investment banking firms serving as agent of the Company in connection with the Company's common stock repurchase program. It is expected that Bear Stearns may continue to provide investment banking and consulting services to the Company when so requested by the Company.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

THE COMMITTEES

    The four-member Compensation Committee of the Company's Board of Directors is responsible for annually recommending to the Board of Directors the cash compensation payable to the Company's executive officers named in the Summary Compensation Table. Compensation decisions by the Compensation Committee are submitted to the Board of Directors for approval. The Plan Administration Committee is responsible for the administration of the Company's stock-based incentive plans. The Compensation Committee and the Plan Administration Committee are collectively referred to in this Report as the "Committees".

    The Compensation Committee is comprised of Messrs. Sherwood M. Weiser, Uzi Zucker, and Modesto A. Maidique, each of whom are outside directors of the Company, and Micky Arison, the Chairman of the Board and Chief Executive Officer of the Company. Micky Arison and the other Principal Shareholders control approximately 47% of the voting power of the Company. Micky Arison's participation on the Compensation Committee provides the largest shareholders of the Company the ability to directly oversee and influence the compensation policies of the Company. The Plan Administration Committee is comprised of Messrs. Weiser, Zucker and Maidique.

COMPENSATION STRUCTURE

    The key components of the compensation of the Company's Chief Executive Officer and the other executive officers are base salary, annual bonus and stock-based incentives. The objective of the Company is to create compensation packages for executive officers that are competitive with compensation payable by comparable high performing companies, as well as to provide both short-term rewards and long-term incentives for positive individual and corporate performance.

    Based on his subjective determination, the Chief Executive Officer recommends to the Compensation Committee and the Plan Administration Committee the amount of total compensation payable to the Chief Executive Officer and the other named officers for each fiscal year. The Committees undertake a subjective review of such recommendations in light of the various factors discussed below. Neither the Chief Executive Officer nor the Committees assign relative values to any factors considered in the compensation process or set predetermined performance targets for purposes of the compensation decisions. The compensation recommendations of the Chief Executive Officer have historically been approved by the Committees and the Board of Directors. The various components of the Company's executive compensation are discussed below.

BASE SALARIES

    The base salaries of the Company's executive officers, including the base salary of the Chief Executive Officer of the Company, are set at a level the Company believes to be below the median of salaries paid to executives of comparable high performing companies. The objective of the Company is to emphasize the variable annual bonus as the most important cash compensation feature of executive compensation as a reward for contributions made towards achieving the Company's goals, including profitability.

BONUSES

    The emphasis on the annual discretionary bonus for the Chief Executive Officer and other corporate level executive officers allows the Company greater flexibility in rewarding favorable individual and corporate performance than possible under a salary-oriented structure. The cash bonus for Mr. Lanterman, who is employed by Holland America Line-Westours Inc. ("HALW"), a subsidiary of the Company, is based on the financial performance of HALW. Annual bonuses to Robert Dickinson and Meshulam Zonis are based on the financial performance of Carnival Cruise Lines and are determined pursuant to the terms of the 1994 Carnival Cruise Lines Key Management Incentive Plan (the "CCL Plan").

    Although there is no specific relationship between the bonus recommendations of the Chief Executive Officer for himself and the Chief Operating Officer and the performance of the Company for the 2000 fiscal year, the Compensation Committee considered generally in reviewing such recommendations the financial performance of the Company for fiscal 2000 and the shareholder return reflected in the Performance Graph appearing elsewhere in this Proxy Statement.

STOCK-BASED INCENTIVES

    The third component of the Company's executive compensation is comprised of stock-based incentive plans. Whereas the cash bonus payments are intended to reward positive short-term individual and corporate performance, grants under the stock-based plans are intended to provide executives with longer term incentives which appreciate in value with the continued favorable future performance of the Company. Based on the individual performance of the executive officers, the Chief Executive Officer recommends to the Plan Administration Committee grants of stock options pursuant to the 1992 Stock Option Plan and restricted stock pursuant to the 1993 Restricted Stock Plan.

OTHER COMPENSATION

    The Company has entered into various compensation-related agreements with individual officers. See "EXECUTIVE COMPENSATION--Executive Long-Term Compensation Agreements". Such agreements include stock compensation agreements and deferred compensation arrangements. The Committees and the Board of Directors will continue to consider such arrangements in the future in connection with circumstances which warrant an individualized compensation arrangement.

    In fiscal 2000, some of the Company's executive officers also participated in the Company's nonqualified defined benefit pension plan and all were eligible to participate in the Company's nonqualified 401(k)/profit sharing plan.

                                          THE COMPENSATION COMMITTEE
                                          Sherwood M. Weiser, Chairman
                                          Micky Arison
                                          Modesto A. Maidique
                                          Uzi Zucker

                            STOCK PERFORMANCE GRAPH

    The following graph compares the Price Performance of $100 if invested in the Company's common stock with the Price Performance of $100 if invested in each of the S&P 500 Index and the Dow Jones Industry Group REQ (leisure services and products). The Performance Graph does not contain comparisons with a cruise line industry index or other cruise lines because the great majority of other companies engaged in the cruise business are privately-held companies. The Price Performance, as used in the Performance Graph, is calculated by assuming $100 is invested at the beginning of the period in common stock at a price equal to the market value. At the end of each fiscal year the total value of the investment is computed by taking the number of shares owned, assuming the Company's dividends are reinvested on an annual basis, times the market price of the shares at the end of each fiscal year.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                       1995    1996    1997    1998    1999    2000
CARNIVAL CORPORATION  100.00  123.25  213.12  274.63  354.20  185.35
PEER GROUP INDEX      100.00  123.48  141.68  150.03  150.80  133.58
S&P 500 INDEX         100.00  127.87  164.33  203.21  245.67  235.30

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

AUDIT FEES

    PricewaterhouseCoopers LLP billed the Company $980,000 for professional services rendered for the audit of the Company's annual financial statements for fiscal 2000 and the reviews of the financial statements included in the Company's Form 10-Q's filed during fiscal 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    PricewaterhouseCoopers LLP did not render any professional services to the Company in connection with financial implementation systems design and implementation during the fiscal year ended November 30, 2000.

ALL OTHER FEES

    The fees billed by PricewaterhouseCoopers LLP to the Company for professional services rendered during the fiscal year ended November 30, 2000 other than as stated under the caption Audit Fees above were $1,838,000. The Audit Committee considered whether the provision of these non-audit services is compatible with maintaining such firm's independence.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors, currently consisting of two independent (as defined under the listing standards of the New York Stock Exchange), non-employee directors, assists the board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter attached as Appendix "B" to this Proxy Statement. The Audit Committee reviews and recommends to the Board of Directors
(i) that the audited financial statements be included in the Company's Annual Report on Form 10-K; and (ii) the selection of the independent public accountants to audit the books and records of the Company.

    The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ending November 30, 2000 with the Company's management and with the Company's independent auditors;
(ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and have discussed with the Company's independent accountants the independent accountant's independence. Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2000 for filing with the Securities and Exchange Commission.

                                                 THE AUDIT COMMITTEE

                                                 Stuart Subotnick, Chairman
                                                 Richard G. Capen, Jr.

           TRANSACTIONS OF MANAGEMENT AND DIRECTORS WITH THE COMPANY

    TRANSACTIONS WITH FUNAIR CORPORATION. The Company provided aircraft management services to Funair Corporation ("Funair"), a company beneficially owned by a trust established for the benefit of Marilyn Arison, Micky Arison's step-mother. During fiscal 2000, the Company received approximately $3,233,000 from Funair as compensation for providing such services and reimbursement of costs. It is expected that the Company will continue to provide such aircraft management services to Funair in the future.

    REGISTRATION RIGHTS. Pursuant to a letter agreement (the "Trust Registration Rights Agreement") dated July 11, 1989, the Company granted to the Ted Arison Irrevocable Trust (the "Irrevocable Trust") and the Arison Children's Irrevocable Trust (the "Children's Trust", and together with the Irrevocable Trust, the "Trusts") certain registration rights with respect to the 28,554,056 shares of common stock held for investment by the Trusts (the "Shares"). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, Chairman of the Board and Chief Executive Officer of the Company, and Shari Arison, a director of the Company. Effective December 26, 1991, the Children's Trust was divided into three separate continued trusts, including continued trusts for Micky Arison and Shari Arison.

    The Trust Registration Rights Agreement provides that if, at any time, any of the Trusts makes a written demand for the registration of its Shares, the Company will within 90 days prepare and file with the Securities and Exchange Commission a registration statement, subject to certain limitations. The Company is not required to effect any demand registration pursuant to the Trust Registration Rights Agreement unless all of the Shares owned by either of the Trusts are included in the demand for registration. In addition, if the Company determines to file a registration statement on its behalf or on behalf of any security holders (other than a registration statement filed for the purpose of registering shares issuable to employees under an employee benefit plan, or in connection with a business combination) relating to its common stock or any class of securities convertible into its common stock, either of the Trusts may register its Shares pursuant to such registration statement, subject to certain limitations. The Company has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, underwriting discounts and applicable filing fees.

    Under a registration rights agreement (the "Arison Registration Rights Agreement"), the Company granted certain registration rights to Ted Arison with respect to the shares of common stock beneficially owned by him (the "Arison Shares") in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to The 1997 Irrevocable Trust of Micky Arison, the Ted Arison 1992 Irrevocable Trust for Lin No. 2, the Ted Arison 1994 Irrevocable Trust for Shari No. 1 and the Michael Arison 1999 Irrevocable Delaware Trust (collectively, the "Family Trusts"). The registration rights specified in the Arison Registration Rights Agreement apply to the Arison Shares that were transferred to the Family Trusts and can be exercised by the Family Trusts. If, at any time, a Family Trust makes a written demand for the registration of any number of the Arison Shares, subject to a minimum amount of 2,000,000 shares, the Company will within 90 days prepare and file with the Securities and Exchange Commission a registration statement, subject to certain limitations. In addition, if the Company determines to file a registration statement on its behalf or on behalf of any security holders (other than a registration statement filed for the purpose of registering shares issuable to employees under an employee benefit plan or in connection with a business combination) relating to its common stock or any class of securities convertible into common stock, a Family Trust may register its Arison Shares pursuant to such registration statement, subject to certain limitations. The Company has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

    TRANSACTIONS WITH CRUISE SPECIALISTS.  Janet Olczak Lanterman, the wife of
A. Kirk Lanterman, an executive officer and director of the Company, is the owner of a travel agency located in Seattle,

Washington, named Cruise Specialists. Under the laws of the State of Washington, Ms. Lanterman's ownership interest in Cruise Specialists is her separate property and, accordingly, Mr. Lanterman does not have any ownership interest in the agency. Cruise Specialists sells cruises and other similar products for various travel providers, including the Company, under arrangements that are common throughout the travel industry whereby Cruise Specialists receives a commission based on sales generated. In fiscal 2000, Cruise Specialists generated approximately $17.9 million of gross revenues (before commission) for the Company. In connection with such revenues, Cruise Specialists received commissions of approximately $2.9 million. The Company believes that the commissions paid to Cruise Specialists are comparable to those paid to other travel agents for comparable services.

    TRANSACTIONS WITH TRUSTEES. James M. Dubin is the sole shareholder of JMD Delaware, Inc., JMD Protector and Balluta Limited, which act either as trustee or protector of certain Arison family trusts. Mr. Dubin is a director of the Company and a partner in the New York law firm of Paul, Weiss, Rifkind, Wharton & Garrison, which firm serves as counsel to the Company and Micky Arison.

    TRANSACTIONS WITH ATLE BRYNESTAD. During fiscal 2000, the Company paid approximately $790,000 for china acquired from Porsgrund Porselaensfabrik AS, a company beneficially owned by Atle Brynestad, a former director.

    OTHER TRANSACTIONS.  Certain transactions involving Micky Arison, Sherwood
M. Weiser and Uzi Zucker are described in "EXECUTIVE COMPENSATION--Compensation Committee Interlocks and Insider Participation."

    TRANSACTIONS WITH AFFILIATED ENTITIES. The Company has adopted a policy of dealing with affiliated entities on an arms-length basis and it may not engage in business transactions with any affiliate on terms and conditions less favorable to the Company than terms and conditions available at the time for comparable transactions with unaffiliated persons.

                                   APPENDIX A
                              CARNIVAL CORPORATION
                    2001 OUTSIDE DIRECTOR STOCK OPTION PLAN
            (ADOPTED BY THE BOARD OF DIRECTORS ON FEBRUARY 16, 2001
                   AND MADE EFFECTIVE AS OF JANUARY 1, 2001)

    CARNIVAL CORPORATION, a Panamanian corporation (the "Company"), hereby formulates and adopts the following 2001 Outside Director Stock Option Plan (the "Plan") for Eligible Directors of the Company.

    1. Purpose. The purpose of the Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

    2. Administration. The Plan shall be administered by the Plan Administration Committee of the Board of Directors (the "Committee").

    Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Committee with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries. The Committee shall not be empowered to take any action, whether or not otherwise authorized under the Plan, which would result in any Eligible Director failing to qualify as a "disinterested person." A majority of the Committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be acts of the Committee.

    3. Common Stock Subject to Options. Subject to the adjustment provisions of Paragraph 15 below, a maximum of 800,000 shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock") may be made subject to options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and such terms of such new options shall comply in all respects with the provisions of the Plan.

    Shares sold upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury, or both.

    There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock, shares of Common Stock held in the Company's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

    4. Participation in Plan. Each member of the Company's Board of Directors (a "Director") who is not otherwise an employee of the Company or any subsidiary of the Company within the meaning of the Employee Retirement Income Security Act of 1974 (an "Eligible Director") shall be eligible to participate in the Plan. A Director who is an employee and who retires or resigns from employment with the Company and/or its affiliates, but remains an Eligible Director of the Company, shall become eligible to participate in the Plan in accordance with Paragraph 5, effective as of the first annual meeting of shareholders held after his termination of employment.

    5. Option Grants. Each Eligible Director shall receive upon initial election to office by the shareholders and thereafter annually on the date of the Company's annual meeting of shareholders at which such Eligible Director is re-elected to office (the "Grant Date") an option to acquire 6,000 shares of Common Stock at a price as set forth in Paragraph 6.

    An Eligible Director receiving an option pursuant to the Plan is hereinafter referred to as an "Optionee".

    6. Price. The option price of each share of Common Stock purchasable under any option granted pursuant to the Plan shall be the Fair Market Value (as defined below) thereof at the time the option is granted.

    For purposes of the Plan, "Fair Market Value" of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on the New York Stock Exchange Composite Tape on the date in question. If shares of Common Stock are not traded on the New York Stock Exchange on such date, "Fair Market Value" of a share of Common Stock shall be determined by the Committee in its sole discretion.

    7. Vesting. Each grant of options shall vest and become exercisable in five equal annual installments beginning one year from the Grant Date.

    8. Duration of Options. Any options granted prior to the approval of the Plan by the shareholders of the Company shall not vest or be exercisable or transferable in any manner until such shareholder approval is obtained at the next Annual Meeting of the Shareholders following adoption of the Plan by the Board of Directors. If such shareholder approval is not obtained at such meeting, all options issued pursuant to the Plan shall be canceled and deemed null and void. Each option granted hereunder shall be exercisable for a period of ten years from the date of grant.

    9. Exercise of Options. An option granted under this Plan shall be deemed exercised when the person entitled to exercise the option (a) delivers written notice to the Company at its principal business office, directed to the attention of its Secretary, of the decision to exercise, specifying the number of shares with respect to which the option is exercised and the price per share designated in the option agreement, (b) concurrently tenders to the Company full payment for the shares of Common Stock to be purchased pursuant to such exercise, and (c) complies with such other reasonable requirements as the Committee establishes pursuant to Paragraph 2 of the Plan.

    Full payment for shares of Common Stock purchased by the Optionee shall be made at the time of any exercise, in whole or in part, of an option, and certificates for such shares shall be delivered to the Optionee as soon thereafter as is reasonably possible. No shares of Common Stock shall be transferred to the Optionee until full payment therefor has been made and the Optionee shall have none of the rights of a shareholder with respect to any shares of Common Stock subject to an option until a certificate for such shares shall have been issued and delivered to the Optionee. Such payment shall be made in cash or by check or by money order payable to the Company, in each case payable in U.S. currency. In the Committee's discretion, such payment may be made by delivery of shares of Common Stock that have been held for at least six
(6) months or were purchased on the open market, having a fair market value (determined as of the date of the option is so exercised in whole or in part), that, when added to the value of any cash, check, promissory note or money order satisfying the foregoing requirements, will equal the aggregate purchase price.

    10. Termination of Service.

            (a) Death or Disability. Upon an Optionee's termination of service due to death or Disability (as defined in the Company's long term disability plan), all unvested options shall immediately vest and become exercisable and all vested options shall continue to be exercisable by the Optionee or his estate, as applicable, until the earlier to occur of (i) the original expiration date of such option, and (ii) one year from the date of termination of services; provided, however, that if the Optionee dies during the one year period following his Disability, the vested options shall remain exercisable until the one year anniversary of his death (unless the options expire earlier by their original terms).

            (b) Other Termination. Except as provided in the last sentence of this paragraph, upon an Optionee's termination of service for any reason other than death or Disability, all unvested options shall continue to vest in accordance with their initial terms, and all vested options shall continue to be exercisable until the original expiration date of such option; provided, however, that if the Optionee's service as a Director terminates prior to serving in that capacity for one year, all of such Optionee's options shall immediately expire upon such termination.

    11. Nontransferability of Options. Subject to Paragraph 8 of the Plan, no option or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an option. In the Committee's discretion, an option may be transferred pursuant to a "qualified domestic relations order," as defined in section 414(p) of the Code.

    12. Rights of Optionee. Neither the Optionee nor the Optionee's executor or administrator shall have any of the rights of a shareholder of the Company with respect to the shares subject to an option until certificates for such shares shall actually have been issued upon the due exercise of such option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefor.

    13. Right To Terminate Relationship. Nothing in the Plan or in any option shall confer upon any Optionee the right to continue to serve as a Director of the Company.

    14. Nonalienation of Benefits. No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

    15. Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares which changes the character or amount of Common Stock prior to exercise of any portion of an option theretofore granted under the Plan, such option, to the extent that it shall not have been exercised, shall entitle the Optionee (or the Optionee's executor or administrator) upon its exercise to receive in substitution therefor such number and kind of shares as the Optionee would have been entitled to receive if the Optionee had actually owned the stock subject to such option at the time of the occurrence of such change; provided, however, that if the change is of such a nature that the Optionee, upon exercise of the option, would receive property other than shares of stock the Committee shall make an appropriate adjustment in the option to provide that the Optionee (or the Optionee's executor or administrator) shall acquire upon exercise only shares of stock of such number and kind as the Committee, in its sole judgment, shall deem equitable; and, provided further, that any such adjustment shall be made so as to conform to the requirements of section 424(a) of the Code.

    In the event that any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Common Stock subject to any unexercised option, the Board of

Directors of the surviving or acquiring corporation shall make such similar adjustment as is permissible and appropriate.

    If any such change or transaction shall occur, the number and kind of shares for which options may thereafter be granted under the Plan shall be adjusted to give effect thereto.

    16. Purchase for Investment. Whether or not the options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

    17. Form of Agreements with Optionees. Each option granted pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Committee shall provide for such option. The effective date of the granting of an option shall be the date on which the Committee approves such grant. Each Optionee shall be notified promptly of such grant, and a written agreement shall be promptly executed and delivered by the Company and the Optionee.

    18. Termination and Amendment of Plan and Options. Unless the Plan shall theretofore have been terminated as hereinafter provided, options may be granted under the Plan at any time, and from time to time, prior to the tenth anniversary of the Effective Date (as defined below), on which date the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

    The Board, without further approval of the Company's shareholders, may terminate, modify or amend this Plan at any time and from time to time in such respects as the Board of Directors may deem advisable, subject to any shareholder or regulatory approval required by law; provided that any such amendment shall comply with the applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

    No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to such option. With the consent of the Optionee and subject to the terms and conditions of the Plan, the Committee may amend outstanding option agreements with any Optionee.

    19. Effective Date of Plan. The Plan shall become effective as of January 1, 2001 upon its adoption by the Board of Directors (the "Effective Date"), subject, however, to its approval by the Company's shareholders within 12 months after the date of such adoption.

    20. Government and Other Regulations. The obligation of the Company with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, the rules and regulations of any securities exchange on which the Common Stock may be listed.

    21. Withholding. The Company's obligation to deliver shares of Common Stock in respect of any option granted under the Plan shall be subject to all applicable federal, state and local tax withholding requirements. Federal, state and local tax withholding tax due upon the exercise of any option (or upon any disqualifying disposition of shares of Common Stock subject to an Incentive Option) in the Committee's sole discretion, may be paid in shares of Common Stock (including the withholding of shares subject to an option) upon such terms and conditions as the Committee may determine.

    22. Separability. If any of the terms or provision of the Plan conflict with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

    23. Exclusion from Pension and Profit-Sharing Computation. By acceptance of an option, each Optionee shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its Subsidiaries. In addition, such option will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Optionee which is payable to such beneficiary under any life insurance plan covering employees of the Company or any of its Subsidiaries.

    24. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida.

                                   APPENDIX B
                              CARNIVAL CORPORATION
                            AUDIT COMMITTEE CHARTER

    The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established to preserve the Company's assets, and the audit process.

In meeting its responsibilities, the Audit Committee is expected to:

1. Provide an open avenue of communications between Audit Services, the external auditors, the Audit Committee and the Board of Directors.

2. Review and reassess the adequacy of the Committee's written charter annually.

3. Recommend to the Board of Directors the external auditors to be nominated, evaluate the performance of and approve the compensation for the independent accountant periodically, and, where appropriate, review and approve the discharge of the external auditors. The external auditors are ultimately accountable to the Board of Directors and the Audit Committee.

4. Review and concur in the appointment, replacement, reassignment, or dismissal of the Vice President-Audit Services.

5. Confirm and assure the independence of Audit Services and the external auditors, including a review of management consulting services and related fees provided by the independent accountant and actively engaging in a dialogue with the external auditors with respect to any undisclosed relationships or services that may impact the objectivity or independence of the external auditors. Obtain from external auditors, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Company.

6. Inquire of management, the Vice President-Audit Services, and the external auditors about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

7. Review, in consultation with the external auditors and the Vice President-Audit Services, the audit scope and plan of Audit Services and external auditors, and the coordination of any audits between them, including the review by the external auditors of the Company's Quarterly Reports on Form 10-Q prior to the Company's filing such reports with the Securities and Exchange Commission.

8. Review with the Vice President-Audit Services and the external auditors the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

9.  Review with the external auditors and the Vice President-Audit Services:

    (a) The adequacy of the Company's internal controls, including computerized information system controls and security.

    (b) Any related significant findings and recommendations of the external auditors and Audit Services together with management's responses thereto.

10. Review with management and the external auditors at the completion of the annual examination:

    (a) The Company's annual financial statements and related footnotes, prior to release to shareholders.

    (b) External auditors' audit of the financial statements and his or her report thereon.

    (c) Any significant changes required in external auditors' audit plan.

    (d) Any serious difficulties or disputes with management encountered during the course of the audit.

    (e) Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

    (f) Any changes in accounting principles or FASB's.

11. Consider and review with management and the Vice President-Audit Services:

    (a) Significant findings during the year and management's responses thereto.

    (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

    (c) The Audit Services department budget and staffing.

    (d) The Audit Services department charter.

    (e) Audit Service's compliance with the IIA's Standards for the Professional Practice of Internal Auditing (Standards).

    (f) Any changes in the annual proposed audit plan with an explanation of deviations.

12. Review with the Vice President-Audit Services and external auditors the results of the Company's monitoring compliance with the Company's code of conduct. Review periodically the Company's policy statements in terms of representing the code of conduct.

13. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

14. Meet as needed with the Vice President-Audit Services, external auditors, and management in separate executive sessions to discuss any matters that the Committee believes should be discussed privately. The Vice President-Audit Services and the external auditors should have sufficient opportunity to initiate meetings with the Audit Committee without management present.

15. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate, including any recommendations to ensure the independence of the external auditors.

16. The Audit Committee shall have the power to conduct or authorized investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

17. The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. Minutes of the Audit Committee shall be submitted to the Board of Directors.

18. The Committee will perform such other functions and prepare such other reports, as assigned by law or required under applicable stock exchange regulations, the Company's charter or bylaws, or the Board of Directors.

19. Composition of Audit Committee:

    (a) The membership of the Audit Committee shall consist of at least three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors.

    (b) Each member must be financially literate (as such qualification is interpreted by the Board of Directors in its business judgment) and at least one member shall have accounting or related financial management expertise.

    (c) An Audit Committee member cannot:

        (i) have been an employee (including non-employee executive officer) of the Company or any of its affiliates until three years following the termination of his or her employment;

        (ii) have been a consultant or partner, controlling shareholder or executive officer of an entity doing business with the Company until three years following the termination of the relationship unless the Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment;

       (iii) have been employed as an executive of another entity where any of the Company's executives serves on that entity's compensation committee; or

        (iv) be an immediate family member of an individual who was an executive officer of the Company within the past three years.

    Audit Committee members and the Committee chairman shall be designated by the full Board of Directors upon the recommendation of the Nominating Committee.

    The duties and responsibilities of a member of the Audit Committee are in addition to duties set out for a member of the Board of Directors.

20. Prepare a written report, to be published in the Company's proxy statement and/or information statement, to the extent required under any applicable securities laws and stock exchange regulations.

                        DIRECTIONS TO THE BILTMORE HOTEL
                             1200 Anastasia Avenue
                          Coral Gables, Florida 33134

FROM THE NORTHEAST (NORTH MIAMI BEACH, FT. LAUDERDALE, BOCA RATON)

-  Take I-95 South.

-  I-95 will merge into and becomes U.S.-1/South Dixie Highway.

-  Travel approximately 2.8 miles to Bird Road (S.W. 40th Street).

-  Turn right onto Bird Road and travel approximately 1.4 miles.

-  Turn right onto Granada Boulevard.

-  Turn left onto Anastasia Avenue, entrance on left.

FROM THE NORTHWEST (MIAMI LAKES/DORAL)

-  Take State Road 826 (Palmetto Expressway) South.

-  Exit on Bird Road (S.W. 40th Street).

-  Travel east on Bird Road.

-  Turn left onto Granada Boulevard.

-  Turn left onto Anastasia Avenue, entrance on left.

FROM SOUTH (KENDALL, HOMESTEAD, THE KEYS)

-  Travel North on U.S.-1/South Dixie Highway.

-  Bear right onto State Road 826 (Palmetto Expressway) heading North.

-  Exit Bird Road (S.W. 40th Street).

-  Travel east on Bird Road.

-  Turn left onto Granada Boulevard.

-  Turn left onto Anastasia Avenue, entrance on left.

                                     [LOGO]

                         ANNUAL MEETING OF SHAREHOLDERS

                               THE BILTMORE HOTEL
                             1200 ANASTASIA AVENUE
                             CORAL GABLES, FLORIDA

                                 APRIL 17, 2001
                                   11:00 A.M.

--------------------------------------------------------------------------------

                              CARNIVAL CORPORATION
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 17, 2001

    The undersigned hereby appoints Micky Arison and Arnaldo Perez and each of them as proxies with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders and any adjournment(s) thereof.

A Vote FOR Proposals 1, 2, 3 and 4 is recommended by the Board of Directors.

1.  Election as Director.

         / /FOR each nominee listed below                  / /WITHHOLD AUTHORITY to vote
           (except as marked to the contrary below)          for the nominee listed below

 Micky Arison, Shari Arison, Maks L. Birnbach, Richard G. Capen, Jr., Robert H.
                          Dickinson, Arnold W. Donald,
James M. Dubin, Howard S. Frank, A. Kirk Lanterman, Modesto A. Maidique, Stuart
                                   Subotnick,
               Sherwood M. Weiser, Meshulam Zonis, and Uzi Zucker

    (INSTRUCTION: TO WITHHOLD authority to vote for any individual nominee, write that nominee's name on the line below).

    ----------------------------------------------------------------------------

2. Approval of an amendment to the Company's 1992 Stock Option Plan to increase the number of shares reserved for issuance thereunder from 12 million shares to 20 million shares.

    (check one box)    / / FOR          / / AGAINST         / / ABSTAIN

3.  Approval of the 2001 Outside Director Stock Option Plan.

    (check one box)    / / FOR          / / AGAINST         / / ABSTAIN

                          (CONTINUED ON REVERSE SIDE)

--------------------------------------------------------------------------------

4.  Ratification of Independent Certified Public Accountants.

    (check one box)
        / / FOR                  / / AGAINST                  / / ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may come before the Annual Meeting, or any adjournment(s) thereof.

I will be attending the Annual Meeting  / / Print Name below

----------------------------------------------------------

PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1, 2, 3 and 4.

                                             Dated:
                                            -----------------------------------,
                                             2001

                                             Signature:
                                             -----------------------------------

                                             Signature:
                                             -----------------------------------

                                             (Please sign exactly as name
                                             appears to the left.)

                                             PLEASE MARK, SIGN, DATE AND RETURN
                                             THE PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE.